UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 17, 1999

                            WIRELESS ONE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        Delaware                       0-26836                 72-1300837
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification No.)



2506 Lakeland Drive, Jackson, Mississippi                        39208
(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:  (601) 936-1515

       1080 River Oaks Drive, Suite A150, Jackson, Mississippi
   (Former Name or Former Address, if Changed Since Last Report)




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      INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   Other Events.

     On May 17, 1999, Wireless One, Inc. (the "Company") issued a press release attached as exhibit 99.1 hereto and incorporated herein by reference announcing that the Company has received a commitment letter from Cerberus Capital Management, L.P. to provide a debtor-in-possession financing facility (the "DIP Facility"). The DIP Facility commitment letter is attached as exhibit 99.2 hereto and is incorporated herein by reference.




ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

          99.1  Press Release dated May 17, 1999.

          99.2 DIP Facility Commitment Letter from Cerberus Capital Managament, L.P. dated May 17, 1999.

                     SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        WIRELESS ONE, INC.,
                                                        a Delaware corporation


Date:  May 17, 1999                                     /s/ Henry M. Burkhalter
                                                        -----------------------
                                                        Henry M. Burkhalter
                                                        Chief Executive Officer




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                    EXHIBIT INDEX


EXHIBITS
--------

        (c)  Exhibits.

        99.1    Press Release dated May 17, 1999.

        99.2 DIP Facility Commitment Letter from Cerberus Capital Management, L.P. dated May 17, 1999.